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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 9, 2000


                       FIDELITY NATIONAL FINANCIAL, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       1-9396                  86-0498599
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


      17911 Von Karman, Suite 300,
           Irvine, California                                      92614
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (949) 622-5000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

        On February 9, 2000, Fidelity National Financial, Inc. ("Fidelity") issued a press release announcing that its stockholders had approved the merger of Chicago Title Corporation ("Chicago Title") with and into Fidelity. A copy of such press release is attached hereto as Exhibit 99.1 and by this reference made a part hereof.

        On February 11, 2000, Fidelity issued a press release announcing that it entered into a definitive Credit Agreement with Bank of America, N.A., as the Administrative Agent, Chase Securities Inc., as the Syndication Agent, Morgan Stanley Senior Funding, Inc., as the Documentation Agent, and various financial institutions, as lenders. The Credit Agreement provides various credit facilities to Fidelity, including a $450.0 million term loan facility, a $250.0 million revolving credit facility and a $100.0 million short-term revolving credit facility. Borrowings under the Credit Agreement will be used initially to finance the cash portion of the merger consideration to become payable upon consummation of Fidelity's merger with Chicago Title, as well as to refinance certain outstanding indebtedness of Fidelity and Chicago Title and to pay expenses and costs incurred in connection with these transactions, and thereafter for general corporate and working capital purposes.

        Closing of the Credit Agreement and the initial borrowings thereunder remains subject to satisfaction of a number of conditions, including completion of the merger with Chicago Title.

        A copy of the press release is attached hereto as Exhibit 99.2 and by this reference made a part hereof. A copy of the Credit Agreement is attached hereto as Exhibit 99.3 and by this reference made a part hereof.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

            99.1 Press Release of Fidelity National Financial, Inc., dated
                 February 9, 2000.

            99.2 Press Release of Fidelity National Financial, Inc., dated
                 February 11, 2000.

            99.3 Credit Agreement, dated as of February 10, 2000, among Fidelity
                 National Financial, Inc., as Borrower, Bank of America, N.A., Chase Securities Inc., Morgan Stanley Senior Funding, Inc., and various financial institutions, as lenders.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FIDELITY NATIONAL FINANCIAL, INC.



Dated: February 15, 2000                       By:   /s/ M'LISS JONES KANE
                                                  ------------------------------
                                                  Name:  M'Liss Jones Kane
                                                  Title: Senior Vice President


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                                  EXHIBIT INDEX


Exhibit
  No.                                Description

  99.1    Press Release of Fidelity National Financial, Inc., dated February 9,
          2000.

  99.2 Press Release of Fidelity National Financial, Inc., dated February 11, 2000.

  99.3 Credit Agreement, dated as of February 10, 2000, among Fidelity National Financial, Inc., as Borrower, Bank of America, N.A., Chase Securities Inc., Morgan Stanley Senior Funding, Inc., and various financial institutions, as lenders.